National Security Life and Annuity Company

National Security Variable Account N

NScore Series of Variable Annuities

Supplement dated December 29, 2011

to the Prospectuses dated May 1, 2011

The following supplements and amends the prospectuses dated May 1, 2011, as previously supplemented:

Available Funds

Effective January 1, 2012, the following are additional Available Funds under your contract:

Fund	Investment Adviser (Subadviser)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
Invesco V.I. Balanced-Risk Allocation Fund	Invesco Advisers, Inc.

Federated Insurance Series
Federated Managed Volatility Fund II	(Federated Investment Management Company)

Legg Mason Partners Variable Equity Trust (Class I Shares)
Legg Mason Dynamic Multi-Strategy VIT Portfolio(1)	(Legg Mason Global Asset Allocation, LLC and Western Asset Management Company)

(1)

This fund is structured as a “Fund of Funds.” Because a Fund of Funds invests in other mutual funds and bears a proportionate share of expenses charged by the underlying funds, it may have higher expenses than direct investments in the underlying funds.

Investment Restrictions for Certain Optional Riders

Effective January 1, 2012, the following are added to Investment Options, Category 2:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Balanced-Risk Allocation Fund

Federated Insurance Series
Federated Managed Volatility Fund II

Legg Mason Partners Variable Equity Trust
Legg Mason Dynamic Multi-Strategy VIT Portfolio